SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 25, 2000

                               LECROY CORPORATION
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                   0-26634                  13-2507777
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission              (IRS Employer
    of Incorporation)               File Number)           Identification No.)

               700 Chestnut Ridge Road, Chestnut Ridge, NY 10977
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (914) 425-2000

ITEM 5. OTHER EVENTS.

         On August 25, 2000, LeCroy Corporation. ("LeCroy") closed on the sale of the assets and business of Vigilant Networks, Inc. ("Vigilant") and a portion of a product line producted by its wholly-owned subsidiary, Digitech Industries, Inc. ("Digitech") to GenTek, Inc. ("GenTek").

         Further and more detailed information with respect to this transaction are set forth in the Asset Purchase Agreement, License and Supply Agreement, Warrant and LeCroy's press release, filed as exhibits hereto, and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C) EXHIBITS.

   Exhibit 10.1 Asset Purchase Agreement, dated August 23, 2000 by and among LeCroy, Vigilant, Digitech and GenTek (note: exhibits and schedules omitted)

   Exhibit 10.2 License and Supply Agreement, dated August 25, 2000, by and between Big T-1 Company LLC and LeCroy

   Exhibit 10.3 Warrant, dated August 25, 2000 to Purchase 200,000
                Shares of Common Stock of LeCroy issued to Big T-2 Company LLC

   Exhibit 99.1 Press release of LeCroy dated August 29, 2000, announcing the transactions described in this report

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LECROY CORPORATION

                                            By:   /s/ Raymond F. Kunzmann
                                               -------------------------------
                                                    Raymond F. Kunzmann
                                               Vice President - Finance and
                                                 Chief Financial Officer

Dated:  August 31, 2000

                                  EXHIBIT INDEX

   Exhibit 10.1 Asset Purchase Agreement, dated August 23, 2000 by and among LeCroy, Vigilant, Digitech and GenTek (note: exhibits and schedules omitted)

   Exhibit 10.2 License and Supply Agreement, dated August 25, 2000, by and between Big T-1 Company LLC and LeCroy

   Exhibit 10.3 Warrant, dated August 25, 2000 to Purchase 200,000
                Shares of Common Stock of LeCroy issued to Big T-2 Company LLC

   Exhibit 99.1 Press release of LeCroy dated August 29, 2000, announcing the transactions described in this report